Exhibit 99.2

                            UNITED STATES OF AMERICA

                      FEDERAL ENERGY REGULATORY COMMISSION

FACT-FINDING INVESTIGATION OF POTENTIAL                    DOCKET NO. PA02-2-000
MANIPULATION OF ELECTRIC AND
NATURAL GAS PRICES

TO: DONALD J. GELINAS, ASSOCIATE DIRECTOR OF OFFICE OF MARKETS, TARIFFS, AND
RATES

                     RESPONSE OF THE PINNACLE WEST COMPANIES
                    TO COMMISSION'S MAY 21, 2002 DATA REQUEST

     The following constitutes the response of Arizona Public Service Company ("APS") and its affiliates, Pinnacle West Capital Corporation ("PWCC"), Pinnacle West Energy Corporation, and APS Energy Services Company, Inc. ("APSES") (collectively the "Pinnacle West Companies") to the Commission's Data Request dated May 21, 2002, addressed to those sellers of wholesale electricity and/or ancillary services in the United States Portion of the Western Systems Coordinating Council during the years 2000-2001 (the "Data Requests").

     In responding to the current Data Requests, and as described in the accompanying affidavit of David A. Hansen, Vice President of Pinnacle West Marketing and Trading for Pinnacle West Capital Corporation, the Pinnacle West Companies conducted a thorough investigation by outside counsel into the trading activities of their employees and agents in the United States portion of the WSCC during the years 2000 and 2001. This investigation included interviews of trading and other personnel and a review of available documentation. To the extent that additional documentation or information is discovered that warrants supplementation of this response, the Pinnacle West Companies will do so promptly.

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     The Request for Admission  and Request for  Production of Documents are set
forth below followed by the Pinnacle West Companies' responses.

     I.   REQUEST FOR ADMISSION

          A. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITIES REFERRED TO AS "WASH," "ROUND TRIP" OR "SELL/BUYBACK" TRADING. THIS TRADING INVOLVES THE SALE OF AN ELECTRICITY PRODUCT TO ANOTHER COMPANY WITH A SIMULTANEOUS PURCHASE OF THE SAME PRODUCT AT THE SAME PRICE.

     The Pinnacle West Companies deny that they engaged in the activity described in A above.

          B. IF YOU SO ADMIT, PROVIDE TRANSACTION BY TRANSACTION DETAILS FOR ALL SUCH TRANSACTIONS YOUR COMPANY ENGAGED IN, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING:

               1. INDICATE THE METHODS AND RATIONALE USED TO ARRIVE AT THE VALUE OR COMPENSATION OF SUCH TRANSACTIONS.

               2. INDICATE WHETHER ANY SUCH TRANSACTIONS WERE REPORTED TO PLATT'S, BLOOMBERG, OR ANY ORGANIZATION THAT MONITORS, PUBLISHES OR REPORTS TRADING DATA (INCLUDING BID-AND-ASK DATA) OR PUBLISHES OR REPORTS PRICES OR FORWARD INDICES.

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               3. IDENTIFY ALL SUCH TRANSACTIONS  REFERRED TO IN QUESTION 3 THAT
          WERE SO PUBLISHED OR REPORTED, OR WERE DISSEMINATED IN ANY MANNER.

               4. IDENTIFY ALL TRADERS THAT PARTICIPATED IN SUCH TRANSACTIONS, BY NAME AND POSITION WITHIN YOUR COMPANY, IF EMPLOYED BY YOU, OR BY NAME AND AFFILIATION IF THEY WERE NOT OR ARE NOT PRESENTLY EMPLOYED BY YOUR COMPANY.

               5. IDENTIFY HOW SUCH TRANSACTIONS WERE EXECUTED (E.G., WHETHER AN ELECTRONIC PLATFORM WAS USED TO INITIATE THE SALE, WITH THE BUY TRANSACTION SUBSEQUENTLY ARRANGED THROUGH A BROKER OR BY TELEPHONE).

               6. DESCRIBE ALL POLICIES AND PROCEDURES IMPLEMENTED TO PREVENT FUTURE TRANSACTIONS OF THIS TYPE.

          Not applicable.

II.  REQUEST FOR PRODUCTION OF DOCUMENTS

TO THE EXTENT YOUR COMPANY ENGAGED IN "WASH," "ROUND TRIP," OR "SELL/BUYBACK" TYPE TRANSACTIONS, PROVIDE THE FOLLOWING DOCUMENTS:

     A. PROVIDE COPIES OF ALL COMMUNICATIONS OR CORRESPONDENCE, INCLUDING E-MAIL MESSAGES, INSTANT MESSAGES, OR TELEPHONE LOGS, BETWEEN YOUR

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          COMPANY  AND  ANY  OTHER  COMPANY   (INCLUDING   YOUR   AFFILIATES  OR
          SUBSIDIARIES) THAT REFER OR RELATE TO THIS ACTIVITY.

               Not applicable.

     B. PROVIDE COPIES OF ALL MATERIAL, INCLUDING, BUT NOT LIMITED TO, OPINION LETTERS, MEMORANDA, COMMUNICATIONS (INCLUDING E-MAILS AND TELEPHONE
          LOGS), OR REPORTS, THAT ADDRESS OR DISCUSS YOUR COMPANY'S KNOWLEDGE OF, AWARENESS OF, UNDERSTANDING OF, OR EMPLOYMENT OR USE OF ANY OF SUCH TRANSACTIONS IN THE U.S. PORTION OF THE WSCC DURING THE PERIOD 2000-2001.

               Not Applicable

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